SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2017

SUNRISE REAL ESTATE GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Hengfeng Road No.638, Fl 25, Bldg A.

Shanghai, PRC 200070

Registrant's telephone number, including area code (86)-21-6167-2855

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)          On July 31, 2017, our Board of Directors engaged RH, CPA, and (“RH CPA”) as the Registrant’s independent registered accounting firm to audit the Registrant's financial statements, replacing its former certifying accountant, Kenne Ruan, CPA, P.C. (“Kenne Ruan”). Upon receipt of the notice that the Registrant’s acceptance of the proposal from RH CPA to audit its consolidated financial statements for the fiscal year ending December 31, 2015, Kenne Ruan resigned as the Registrant’s certifying accountant on July 31, 2017.

Kenne Ruan’s audit reports on our consolidated financial statements for the two fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports did contain two explanatory paragraphs including a going concern paragraph. Although Kenne Ruan have served as our independent registered public accounting firm for the two fiscal years ended December 31, 2016 and 2015 and for the interim period ended July 31, 2017, Kenne Ruan did not audit our financial statements for the fiscal years ended December 31, 2016 or 2017, or review our financial statements for the quarterly periods ended March 31, 2017 and June 30, 2017. We have not yet filed our financial statements for those periods with the Securities and Exchange Commission.

In connection with the audits of our consolidated financial statements for each of the two fiscal years ended December 31, 2014 and 2013, and in the subsequent interim periods ended July 31, 2017, there were no disagreements or reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) between us and Kenne Ruan on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenne Ruan, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years.

During the two fiscal years ended December 31, 2014 and 2013, and in the subsequent interim periods ended July 31, 2017, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

We provided Kenne Ruan with a copy of the above disclosures and requested that Kenne Ruan furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Kenne Ruan agrees with the above statements.  A copy of Kenne Ruan’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b)           Our Board of Directors appointed RH, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and to audit our financial statements for the two fiscal years ended December 31, 2016 and 2015.  During the two fiscal years ended December 31, 2016 and 2015, and in the interim period ended July 31, 2017, neither we nor anyone acting on our behalf consulted with RH CPA on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K ), including (i) the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did RH CPA provide written or oral advice to the Registrant that Kenne Ruan concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or; (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description of Exhibits

16.1	Letter dated July 31, 2017 from Kenne Ruan, CPA, P.C. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2017

SUNRISE REAL ESTATE GROUP, INC.

By:	/s/ Mi Yong Jun
Name: Mi Yong Jun
Chief Financial Officer